                                                                                                                 Exhibit 10.2

FIRST NATIONAL BANK

-------------------------- ------------------------ ----------------------- ------------------------ ------------------------
       LOAN NUMBER                LOAN NAME              ACCT. NUMBER              NOTE DATE                INITIALS
  8558931/ Replacement     M-Tron Industries, Inc.                                 08/01/07                   MKM
       NOTE AMOUNT            INDEX (W/MARGIN)               RATE                MATURITY DATE            LOAN PURPOSE
      $5,500,000.00           30-Day LIBOR plus             7.428%                 06/30/08                Commercial
                                   2.100%
                                                      Creditor Use Only
-------------------------- ------------------------ ----------------------- ------------------------ ------------------------

                                                       PROMISSORY NOTE
                                                (Commercial - Revolving Draw)
------------------------------------------------------------------------------------------------------------------------

DATE AND PARTIES. The date of this Promissory Note (Note) is August 1, 2007. The parties and their addresses are:

      LENDER:
          FIRST NATIONAL BANK OF OMAHA
          Stop Code 1031
          1620 Dodge St
          Omaha, Nebraska 68197
          Telephone: (402) 633-3617

      BORROWER:
          M-TRON INDUSTRIES, INC.
          a Delaware Corporation
          100 Douglas Avenue
          Yankton, South Dakota 57078

          PIEZO TECHNOLOGY, INC.
          a Florida Corporation
          100 Douglas Avenue
          Yankton, South Dakota 57078

1.    DEFINITIONS. As used in this Note, the terms have the following meanings:

      A.    PRONOUNS.  The pronouns "I," "me," and "my" refer to each Borrower signing this Note,  individually and together.
            "You" and "Your" refer to the Lender.

      B.    NOTE. Note refers to this document, and any extensions, renewals, modifications and substitutions of this Note.

      C.    LOAN. Loan refers to this transaction  generally,  including obligations and duties arising from the terms of all documents prepared or submitted for this transaction such as applications,  security  agreements,  disclosures or notes, and this Note.

      D.    LOAN DOCUMENTS. Loan Documents refer to all the documents executed as a part of or in connection with the Loan.

      E.    PROPERTY.  Property is any property, real, personal or intangible, that secures my performance of the obligations of this Loan.

      F.    PERCENT. Rates and rate change limitations are expressed as annualized percentages.

2.    PROMISE TO PAY. For value received,  I promise to pay you or your order, at your address,  or at such other location as you may designate,  amounts advanced from time to time under the terms of this Note up to the maximum  outstanding  principal balance of  $5,500,000.00  (Principal),  plus interest from the date of  disbursement,  on the unpaid  outstanding  Principal balance until this Note is paid in full and you have no further obligations to make advances to me under the Loan.

I may borrow up to the Principal amount more than one time.

3.    ADVANCES. Advances under this Note are made according to the following terms and conditions.

      A.    REQUESTS FOR  ADVANCES.  My requests are a warranty  that I am in compliance  with all the Loan  Documents.  When required by you for a particular method of advance,  my requests for an advance must specify the requested amount and the date and be accompanied  with any agreements,  documents,  and instruments that you require for the Loan.
            Any payment by you of any check,  share draft or other charge may; at your option,  constitute  an advance on the
            Loan to me. All advances will be made in United States  dollars.  I will  indemnify you and hold you harmless for your reliance on any request for advances that you reasonably  believe to be genuine.  To the extent permitted by law, I will indemnify you and hold you harmless when the person making any request  represents  that I authorized this  person to request an advance  even when this  person is  unauthorized  or this  person's  signature  is not genuine.

            I or anyone I authorize to act on my behalf may request advances by the following methods.

            (1)   I make a request in person.

            (2)   I make a request by phone.

            (3)   I make a request by mail.

            (4)   I write a check or share draft.

      B.    ADVANCE LIMITATIONS. In addition to any other Loan conditions,  requests for, and access to, advances are subject to the following limitations.

            (1)   OBLIGATORY ADVANCES. You will make all Loan advances subject to this Agreement's terms and conditions.

            (2)   ADVANCE  AMOUNT.  Subject to the terms and  conditions  contained  in this Note,  advances  will be made in exactly the amount I request.

            (3)   DISBURSEMENT  OF ADVANCES.  On my  fulfillment of this Note's terms and  conditions,  you will disburse the advance in any manner as you and I agree.

            (4)   CREDIT LIMIT. I understand that you will not ordinarily grant a request for an advance that would cause the unpaid principal of my Loan to be greater than the Principal  limit. You may, at your option,  grant such a request without  obligating  yourselves to do so in the future. I will pay any over advances in addition to my regularly scheduled payments. I will repay any over advance by repaying you in full within 10 days after the overdraft occurs.

            (5)   RECORDS. Your records will be conclusive evidence as to the amount of advances, the Loan's unpaid principal balances and the accrued interest.

4.    INTEREST.  Interest will accrue on the unpaid  Principal  balance of this Note at the rate of 7.428  percent  (Interest
Rate) until August 2, 2007, after which time it may change as described in the Variable Rate subsection.

                                                              2

      A.    INTEREST  AFTER  DEFAULT.  If you declare a default under the terms of the Loan,  including for failure to pay in full at maturity,  you may increase the Interest Rate payable on the outstanding  Principal balance of this Note.
            In such event,  interest will accrue on the outstanding Principal balance at the variable Interest Rate in effect from time to time, plus an additional 6.000 percent, until paid in full.

      B.    MAXIMUM  INTEREST  AMOUNT.  Any amount  assessed or  collected  as interest  under the terms of this Note will be limited to the maximum lawful amount of interest allowed by state or federal law,  whichever is greater.  Amounts collected in excess of the maximum  lawful  amount will be applied  first to the unpaid  Principal  balance.  Any remainder will be refunded to me.

      C.    ACCRUAL. Interest accrues using an Actual/360 days counting method.

      D.    VARIABLE RATE. The Interest Rate may change during the term of this transaction.

            (1)   INDEX. Beginning with the first Change Date, the Interest Rate will be based on the following index: 30-day
                  LIBOR based on the British Banker's  Association  average of interbank offered rates for dollar deposits in the London market based on quotations at sixteen major banks.

                  The Current  Index is the most recent  index figure  available on each Change Date.  You do not guaranty by selecting this Index,  or the margin,  that the Interest Rate on this Note will be the same rate you charge on any  other  loans or class of loans  you  make to me or  other  borrowers.  If this  Index is no  longer available, you will substitute a similar index. You will give me notice of your choice.

            (2)   CHANGE DATE. Each date on which the Interest Rate may change is called a Change Date. The Interest Rate may change August 2, 2007 and daily thereafter.

            (3)   CALCULATION OF CHANGE.  On each Change Date you will calculate the Interest Rate, which will be the Current
                  Index plus 2.100  percent.  The result of this  calculation  will be rounded to the nearest  .001  percent.
                  Subject to any  limitations,  this will be the Interest  Rate until the next Change Date.  The new Interest
                  Rate will become effective on each Change Date. The Interest Rate and other charges on this Note will never exceed the highest rate or charge allowed by law for this Note.

            (4)   LIMITATIONS. The Interest Rate changes are subject to the following limitations:

                  (a)   LIFETIME. The Interest Rate will never be less than 4.500 percent.

            (5)   EFFECT OF VARIABLE RATE. A change in the Interest Rate will have the following effect on the payments:  The amount of scheduled payments and the amount of the final payment will change.

5.    PAYMENT. I agree to pay all accrued interest on the balance outstanding from time to time in regular payments beginning
August 30, 2007, then on the same day of each month thereafter.  Any payment scheduled for a date falling beyond the last day of the month,  will be due on this last day. A final  payment of the entire,  unpaid  outstanding  balance of  Principal  and interest will be due June 30, 2008.

Payments will be rounded to the nearest $.01. With the final payment I also agree to pay any additional fees or charges owing and the amount of any advances you have made to others on my behalf.  Payments scheduled to be paid on the 29th, 30th or 31st day of a month that contains no such day will, instead, be made on the last day of such month.

Interest payments will be applied first to any I owe other than late charges,  then to accrued, but unpaid interest,  then to late charges. Principal payments will be applied first to the outstanding Principal balance, then to any late charges. If you and I agree to a different  application  of payments,  we will describe our  agreement on this Note.  The actual amount of my final payment will depend on my payment record.

                                                              3

6.    PREPAYMENT.  I may prepay this Loan in full or in part at any time.  Any partial  prepayment  will not excuse any later scheduled payments until I pay in full.

7.    LOAN PURPOSE. The purpose of this Loan is to change the interest rate.

8.    ADDITIONAL TERMS. A. AUTOMATIC TRANSFER AUTHORIZATION:

I authorize you to charge my Account No. for all payments due on this Loan as set forth in the PAYMENT  section of this Note.
You may continue to charge the Account until the Loan is paid or until I provide you with notice of cancellation.

I understand  and agree that if a payment due date falls on a  non-business  day, the payment amount will be debited from the
Account and credited to the Loan as a loan payment on the next day you are open for regular business.

I further  understand  and agree  that if the  Account  does not have a  sufficient  balance on a day that a payment is to be debited from the Account and credited to the Loan, you may, at your option,  suspend further efforts to debit the Account and look to me for the payment and all subsequent  payments until such time as all payments  under the Loan are,  current.  In no event  will  availability  of any credit  line that I may have with you be used in  determining  whether  the  Account  has a sufficient balance.

At your option and sole discretion, you may resume charging the Account without further instruction from me once all payments are  current.  In the  event  that you do not  resume  charging  to the  Account,  you will  notify me in  writing  that this authorization has been cancelled. Such cancellation of this authorization does not excuse me from making timely payment under the terms of the Loan.

In any event, you, at your option, may cancel this authorization at any time.

      B.    IMPORTANT NOTICE: To help the government fight the funding of terrorism and money laundering activities,  the USA
            PATRIOT Act  requires all banks to obtain and verify the  identity,  of each  person,  or business  that opens an account.  When I open an account you will ask me for information that will allow you to properly  identify me and you will verify that information. If you cannot properly verify identity within 30 calendar days, you reserve the right to deem all of the balance and accrued interest due and payable immediately.

9.   SECURITY. The Loan is secured by the following,  previously executed, security instruments or agreements: Loan Agreement dated 10/14/04 and any amendments thereof; Security Agreement dated 10/14/04 covering Business Assets.

10.  DEFAULT. I will be in default if any of the following occur:

      A.    PAYMENTS. I fail to make a payment in full when due.

      B.    INSOLVENCY OR BANKRUPTCY.  The death, dissolution or insolvency of, appointment of a receiver by or on behalf of, application  of any debtor  relief  law,  the  assignment  for the benefit of  creditors  by or on behalf of, the voluntary, or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy; reorganization, composition or debtor relief law by or against me or any co-signer, endorser, surety or guarantor of this Note or any other obligations I have with you.

      C.    BUSINESS TERMINATION. I merge, dissolve, reorganize, and my business or existence, or a partner or majority owner dies or is declared legally incompetent.

      D.    FAILURE TO PERFORM. I fail to perform any condition or to keep any promise or covenant of this Note.

                                                              4

      E.    OTHER DOCUMENTS. A default occurs under the terms of any other Loan Document.

      F.    OTHER AGREEMENTS. I am in default on any other debt or agreement I have with you.

      G.    MISREPRESENTATION.  I make any verbal or written  statement or provide any financial  information that is untrue, inaccurate, or conceals a material fact at the time it is made or provided.

      H.    JUDGMENT. I fail to satisfy or appeal any judgment against me.

      I.    FORFEITURE. The Property is used in a manner or for a purpose that threatens confiscation by a legal authority.

      J.    NAME CHANGE. I change my name or assume an additional name without notifying you before making such a change.

      K.    PROPERTY TRANSFER. I transfer all or a substantial part of my money or property.

      L.    PROPERTY VALUE. You determine in good faith that the value of the Property has declined or is impaired.

      M.    MATERIAL  CHANGE.  Without first notifying you, there is a material change in my business,  including  ownership, management, and financial conditions.

      N.    INSECURITY.  You determine in good faith that a material  adverse  change has occurred in my financial  condition from the  conditions  set forth in my most recent  financial  statement  before the date of this Note or that the prospect for payment or performance of the Loan is impaired for any reason.

11.   DUE ON SALE OR ENCUMBRANCE. You may, at your option, declare the entire balance of this Note to be due and payable upon the  creation  of, or  contract  for,  the  creation  of, any lien,  encumbrance,  transfer or sale of all or any part of the
Property. This right is subject to the restrictions imposed by federal law (12 C.F.R. 591), as applicable.

12.   WAIVERS AND CONSENT: To the extent not prohibited by law, I waive protest,  presentment for payment,  demand, notice of acceleration, notice of intent to accelerate and notice of dishonor.

      A.    ADDITIONAL  WAIVERS BY BORROWER.  In addition,  I and any party to this Note and Loan, to the extent permitted by law,  consent to certain  actions you may take, and generally waive defenses that may be available based on these actions or based on the status of a party to this Note.

            (1)   You may renew or extend payments on this Note, regardless of the number of such renewals or extensions.

            (2)   You may release any Borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.

            (3)   You may release, substitute or impair any Property securing this Note.

            (4)   You, or any institution participating in this Note, may invoke your right of set-off.

            (5)   You may enter into any sales, repurchases or participations of this Note to any person in any amounts and I waive notice of such sales, repurchases or participations.

            (6)   I agree that any of us signing  this Note as a Borrower is  authorized  to modify the terms of this Note or any instrument securing, guarantying or relating to this Note.

                                                              5

      B.    NO WAIVER BY LENDER.  Your course of dealing,  or your forbearance from, or delay in, the exercise of any of your rights,  remedies,  privileges or right to insist upon my strict performance of any provisions  contained in this
            Note, or any other Loan Document, shall not be construed as a waiver by you, unless any such waiver is in writing and is signed by you.

13.   REMEDIES.  After I default, and after you give any legally required notice and opportunity to cure the default, you may at your option do any one or more of the following.

      A.    ACCELERATION. You may make all or any part of the amount owing by the terms of this Note immediately due.

      B.    SOURCES. You may use any and all remedies you have under state or federal law or in any Loan Document.

      C.    INSURANCE  BENEFITS.  You may make a claim for any and all insurance benefits or refunds that may be available on my default.

      D.    PAYMENTS MADE ON MY BEHALF. Amounts advanced on my behalf will be immediately due and may be added to the balance owing under the terms of this Note, and accrue interest at the highest post-maturity interest rate.

      E.    TERMINATION.  You may  terminate  my right to obtain  advances and may refuse to make any further  extensions  of credit.

      F.    SET-OFF. You may use the right of set-off.  This means you may set-off any amount due and payable under the terms of this Note against any right I have to receive money from you.

            My right to receive money from you includes any deposit or share account  balance I have with you; any money owed to me on an item presented to you or in your possession for collection or exchange;  and any repurchase agreement or other non-deposit obligation. "Any amount due and payable under the terms of this Note" means the total amount to which you are entitled to demand payment under the terms of this Note at the time you set-off.

            Subject to any other written contract, if my right to receive money from you is also owned by someone who has not agreed to pay this Note,  your right of set-off  will apply to my  interest  in the  obligation  and to any other amounts I could withdraw on my sole request or endorsement.

            Your  right of  set-off  does not  apply to an  account  or other  obligation  where my  rights  arise  only in a representative  capacity.  It also does not apply to any  Individual  Retirement  Account  or other  tax-deferred retirement account.

            You will not be liable for the dishonor of any check when the dishonor  occurs because you set-off against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

      G.    WAIVER.  Except as otherwise  required by law, by choosing  any one or more of these  remedies you do not give up your right to use any other remedy. You do not waive a default if you choose not to use a remedy. By electing not to use any remedy,  you do not waive your right to later  consider the event a default and to use any remedies if the default continues or occurs again.

14.   COLLECTION  EXPENSES AND  ATTORNEYS'  FEES.  On or after  Default,  to the extent  permitted by law, I agree to pay all expenses of  collection,  enforcement  or protection of your rights and remedies  under this Note or any other Loan Document.
Expenses include,  but are not limited to, attorneys' fees, court costs and other legal expenses.  These expenses are due and payable immediately.  If not paid immediately,  these expenses will bear interest from the date of payment until paid in full at the highest interest rate in effect as provided for in the terms of this Note. All fees and expenses will be secured by

                                                              6

the Property I have granted to you, if any. In addition,  to the extent  permitted by the United  States  Bankruptcy  Code, I agree to pay the  reasonable  attorneys'  fees incurred by you to protect your rights and  interests in  connection  with any bankruptcy proceedings initiated by or against me.

15.   COMMISSIONS.  I  understand  and agree that you (or your  affiliate)  will earn  commissions  or fees on any  insurance products, and may earn such fees on other services that I buy through you or your affiliate.

16.   WARRANTIES AND REPRESENTATIONS.  I make to you the following warranties and representations which will continue as long as this Note is in effect:

      A.    POWER. I am duly organized,  and validly existing and in good standing in all jurisdictions in which I operate. I have the power and authority to enter into this  transaction and to carry on my business or activity as it is now being conducted and, as applicable, am qualified to do so in each jurisdiction in which I operate.

      B.    AUTHORITY.  The execution,  delivery and  performance of this Note and the obligation  evidenced by this Note are within my powers, have been duly authorized,  have received all necessary governmental approval, will not violate any provision of law, or order of court or governmental  agency, and will not violate any agreement to which I am a party or to which I am or any of my Property is subject.

      C.    NAME AND PLACE OF  BUSINESS.  Other than  previously  disclosed  in writing to you I have not  changed my name or principal  place of  business  within  the last 10 years and have not used any other  trade or  fictitious  name.
            Without your prior written consent,  I do not and will not use any other name and will preserve my existing name, trade names and franchises.

17.   APPLICABLE  LAW.  This Note is  governed  by the laws of  Nebraska,  the United  States of  America,  and to the extent required,  by the laws of the jurisdiction where the Property Is located,  except to the extent such state laws are preempted by federal law. In the event of a dispute,  the exclusive forum, venue and place of jurisdiction will be in Nebraska,  unless otherwise required by law.

18.   JOINT AND INDIVIDUAL  LIABILITY AND  SUCCESSORS.  My obligation to pay the Loan is independent of the obligation of any other person who has also agreed to pay it. You may sue me alone,  or anyone else who is obligated on the Loan, or any number of us together,  to collect the Loan. Extending the Loan or new obligations under the Loan, will not affect my duty under the
Loan and I will still be obligated  to pay the Loan.  This Note shall inure to the benefit of and be  enforceable  by you and your successors and assigns and shall be binding upon and enforceable against me and my personal representatives, successors, heirs and assigns.

19.   AMENDMENT,  INTEGRATION AND SEVERABILITY.  This Note may not be amended or modified by oral agreement.  No amendment or modification  of this Note is  effective  unless  made in writing  and  executed  by you and me. This Note and the other Loan
Documents are the complete and final expression of the agreement.  If any provision of this Note is  unenforceable,  then the unenforceable provision will be severed and the remaining provisions will still be enforceable.

20.   INTERPRETATION.  Whenever  used,  the singular  includes the plural and the plural  includes the singular.  The section headings are for convenience only and are not to be used to interpret or define the terms of this Note.

21.   NOTICE,  FINANCIAL  REPORTS AND ADDITIONAL  DOCUMENTS.  Unless  otherwise  required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party's address listed in the DATE AND PARTIES section, or to any other address  designated  in writing.  Notice to one Borrower  will be deemed to be notice to all  Borrowers.  I will inform you in writing of any change in my name,  address or other application  information.  I will provide you any financial statement or information you request.  All financial  statements and  information I give you will be correct and complete.  I agree to sign,  deliver,  and file any additional  documents or  certifications  that you may consider  necessary to perfect, continue,  and  preserve  my  obligations  under this Loan and to confirm  your lien status on any  Property.  Time is of the essence.

                                                              7

22.   CREDIT INFORMATION.  I agree to supply you with whatever  information you reasonably feel you need to decide whether to continue this Loan. You will make requests for this information without undue frequency,  and will give me reasonable time in which to supply the information.

23.   ERRORS AND  OMISSIONS.  I agree,  if  requested by you, to fully  cooperate in the  correction,  if  necessary,  in the reasonable discretion of you of any and all loan closing documents so that all documents accurately describe the loan between you and me. I agree to assume all costs including by way of illustration and not limitation,  actual expenses, legal fees and marketing losses for failing to reasonably comply with your requests within thirty (30) days.

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A CREDIT AGREEMENT MUST BE IN WRITING TO BE ENFORCEABLE UNDER NEBRASKA LAW. TO PROTECT YOU AND US FROM ANY  MISUNDERSTANDINGS
OR  DISAPPOINTMENTS,  ANY  CONTRACT,  PROMISE,  UNDERTAKING,  OR OFFER TO  FOREBEAR  REPAYMENT  OF MONEY OR TO MAKE ANY OTHER
FINANCIAL  ACCOMMODATION  IN  CONNECTION  WITH THIS LOAN OF MONEY OR GRANT OR  EXTENSION  OF  CREDIT,  OR ANY  AMENDMENT  OF,
CANCELLATION OF, WAIVER OF, OR SUBSTITUTION FOR ANY OR AU. OF THE TERMS OR PROVISIONS OF ANY INSTRUMENT OR DOCUMENT  EXECUTED
IN CONNECTION WITH THIS LOAN OF MONEY OR GRANT OR EXTENSION OF CREDIT, MUST BE IN WRITING TO BE EFFECTIVE.
-----------------------------------------------------------------------------------------------------------------------------

BORROWER:

      M-Tron Industries, Inc.

      By /s/ David Rein
         -----------------------------
      Authorized Signer

      Piezo Technology, Inc.

      By /s/ David Rein
         -----------------------------
      Authorized Signer

----------------------------------------------------------------------------------------------------------------------------

24.   SIGNATURES. By signing, I agree to the terms contained in this Note. I also acknowledge receipt of a copy of this Note.

BORROWER:

      M-Tron Industries, Inc.

      By /s/ David Rein
         -----------------------------
      Authorized Signer

      Piezo Technology, Inc.

      By /s/ David Rein
         -----------------------------
      Authorized Signer

LENDER:

      First National Bank of Omaha

      By /s/ Mark R. McMillan
         -----------------------------
      Mark R. McMillan, Vice President

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